EXHIBIT 10.4.1

FIRST AMENDMENT TO

C&F FINANCIAL CORPORATION

EXECUTIVE DEFERRED COMPENSATION PLAN

(As Restated Effective January 1, 2018)

Pursuant to subparagraph 14.1(b), the Administrator hereby adopts the following amendment to the Virginia Bankers Association Model Non-Qualified Deferred Compensation Plan for Executives) (the companion document to the Adoption Agreement for the Executive Deferred Compensation Plan for C&F Financial Corporation):

1.A new subparagraph 9.4(d) is added to the Plan to clarify payment rules if death occurs after commencement of periodic installment, to read as follows effective as of January 1, 2018:

9.4(d)In the event that a Participant who has begun to receive periodic installment payments dies, the amounts of any periodic installments remaining unpaid shall be paid to his Beneficiary over the remaining term certain for such installments.

This First Amendment is adopted by the Plan Sponsor as Administrator on this 1st day of January, 2018.

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Plan Sponsor

By: Jason E. Long    (SEAL)

  Its SVP & CFO